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CVIC-6000                                                                                                                      0501
CONSECO VARIABLE INSURANCE COMPANY
Attention:  Variable Annuity New Business (1-800-342-6307)                          MAKE CHECKS PAYABLE TO
Administrative Office: 11815 N. Pennsylvania Street                      CONSECO VARIABLE INSURANCE COMPANY
P.O. Box 1909,  Carmel, IN 46082-1909

                          VARIABLE ANNUITY APPLICATION
Check One:
      Individual Applicant         Group Applicant                                  Check here if app was sent electronically
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1A.  ANNUITANT                                                        1B.  JOINT ANNUITANT (Not available on all products)

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Name (first, mi, last)                                                Name (first, mi, last)

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Street Address                                                        Street Address

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City                             State               Zip              City                          State            Zip

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Birth Date (mo, day, yr)                                  Male        Birth Date (mo, day, yr)                               Male
                                                          Female                                                             Female

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Soc. Sec./Federal ID #                                                Soc. Sec./Federal ID #

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Home Phone # (       )                     Work Phone #               Home Phone # (       )                  Work Phone #
E-mail:                                    (       )                  E-mail:                                 (       )
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2A.  CONTRACT/CERTIFICATE OWNER (if not Annuitant)                    2B.  JOINT OWNER (if applicable)
         (Annuitant & Owner must be the same for 403(b) and IRA
Plans)

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Name (first, mi, last)                                                Name (first, mi, last)

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Street Address                                                        Street Address

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City                             State               Zip              City                          State            Zip

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Birth Date (mo, day, yr)                                  Male        Birth Date (mo, day, yr)                               Male
                                                          Female                                                             Female

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Soc. Sec./Federal ID #                                                Soc. Sec./Federal ID #

------------------------------------------ -------------------------- --------------------------------------- ----------------------
Home Phone # (       )                     Work Phone #               Home Phone # (       )                  Work Phone #
E-mail                                     (       )                  E-mail                                  (       )
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3A.  PRIMARY BENEFICIARY                                              3B.  CONTINGENT BENEFICIARY

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Name (first, mi, last)                                                Name (first, mi, last)

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Street Address                                                        Street Address

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City                             State               Zip              City                          State            Zip

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Birth Date (mo, day, yr)                           Relationship       Birth Date (mo, day, yr)                        Relationship

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Soc. Sec./Federal ID #                                                Soc. Sec./Federal ID #

----------------------------------- --------------------------------- -------------------------------- -----------------------------
Home Phone #                        Work Phone #                      Home Phone #                     Work Phone #
(       )                           (       )                         (       )                        (       )
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4A.  PLAN TYPE (check one)                                            4B.  PRODUCT SELECTION (check  one)
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--------------------------------------------------------------------          Conseco Advantage
      NONQUALIFIED
--------------------------------------------------------------------          Conseco Advantage Plus
     QUALIFIED (check appropriate box)                                         Riders:       Guaranteed Minimum Death Benefit
--------------------------------------------------------------------                         Guaranteed Minimum Income Benefit
         Individual IRA *      Roth IRA *      SEP/IRA*                       Achievement
                                                                              Educator
           *Indicate Contribution Year:________                               Maxiflex
                                                                              Monument

           401(k)        401(a)        ORP       Other__________
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       TSA/403(b)   (MEA calculation required)                                Other: ___________________
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       457
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5.  EMPLOYMENT INFORMATION:  (Complete for TSA or Monument)
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      Agriculture                                                             Manufacturing, Contract Construction Industry
      Education, Government Employees, Service Industry                       Transportation, Communication, Public Utilities
      Finance, Insurance, Real Estate Industry                                Wholesale Trade Industry
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6.  BILLING INFORMATION                                               7.  PREMIUM/PURCHASE PAYMENTS
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A.  Bill to:      Annuitant        Owner        Group (Bill           A.       Initial Payment with Application:  $
Employer)
B.  Frequency:         Annual       Semi-annual      Quarterly        B.       Periodic Payment: $             Beginning:
              Monthly      Semi-monthly         Bi-weekly             C.       1035 Exchange?           Yes       No
             10-Pay*       20-Pay*                                    D.       Is this a Transfer?      Yes*      No
       *Select non-paying months:                                                    Rollover?          Yes*      No
              Jan         Feb         Mar        Apr
May       Jun                                                               *If yes, expected amount: $
              Jul          Aug         Sep        Oct

Nov       Dec

C.       Draft     Amount:   $                         (per billing         *Requires Authorization to Transfer Funds form.
                                                        frequency)
D.  Billing Address (if different from above):

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8.  REPLACEMENT INFORMATION

Will this annuity replace any existing life insurance or annuity contract?         Yes*        No       *If yes, give details below:

Transferring Company:                                                            Plan:
Year Issued:

                                          *If                       yes, state
                                                                    replacement
                                                                    form(s) may
                                                                    be required.
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9.  TELEPHONE TRANSFERS (Read Carefully)
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I hereby authorize and direct Conseco Variable Insurance Company (CVIC) to act on telephone instructions, when proper identification is furnished, to exchange units from any Fixed, Market Value Adjustment (MVA) or Sub-account to any other Fixed, MVA or other Sub-account and/or to change the allocation of future purchase payments. I agree that CVIC is not liable for any loss arising from any exchange or change in allocation of future purchase payments by acting in accordance with these telephone instructions. CVIC will employ reasonable procedures to confirm that telephone instructions are genuine. If we do not, we may be liable for any losses due to unauthorized or fraudulent transfers. Please refer to Prospectus for restrictions regarding MVA accounts.
                                                         Check here to decline
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10.  FRAUD WARNING
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FL RESIDENTS: Any person who knowingly, and with intent to injure, defraud, or deceive any insurer, files a statement of claim or an application containing any false, incomplete, or misleading information is guilty of a felony of the third degree.

AR, KY, OH, NM AND PA RESIDENTS: Any person who knowingly, and with intent to defraud any insurance company or other person, files an application for insurance or statement of claim containing any materially false information or conceals for the purpose of misleading, information concerning any fact material thereto commits a fraudulent insurance act, which is a crime and subjects such person to criminal and civil penalties.

CO RESIDENTS: It is unlawful to knowingly provide false, incomplete, or misleading facts or information to an insurance company for the purpose of defrauding or attempting to defraud the company. Penalties may include imprisonment, fines, and denial of insurance and civil damages. Any insurance company or agent of an insurance company who knowingly provides false, incomplete, or misleading facts or information to a contractholder or claimant for the purpose of defrauding or attempting to defraud the contractholder or claimant with regard to a settlement or award payable from insurance proceeds shall be reported to the Colorado division of insurance within the department of regulatory agencies.

DC RESIDENTS: Warning: It is a crime to provide false or misleading information to an insurer for the purpose of defrauding the insurer or any other person. Penalties include imprisonment and/or fines. In addition, an insurer may deny insurance benefits if false information materially related to a claim was provided by the applicant.

LA RESIDENTS: Any person who knowingly presents a false or fraudulent claim for payment or a loss or benefit or knowingly presents false information in an application for insurance is guilty of a crime and may be subject to fines and confinement in prison.

ME AND VA RESIDENTS: It is a crime to knowingly provide false, incomplete or misleading information to an insurance company for the purpose of defrauding the company. Penalties may include imprisonment, fines or a denial for insurance benefits.

NJ RESIDENTS: Any person who includes any false or misleading information on an application for an insurance policy is subject to criminal and civil penalties.

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11.  REMARKS


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12.  INVESTMENT SELECTIONS
Up to 15 different subaccounts may be selected. Use whole percentages to indicate the investment allocation desired. The percentages allocated for all portfolios must equal 100%.
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CONSECO SERIES TRUST                              FEDERATED INSURANCE SERIES                      PIONEER INVESTMENTS
_______% Balanced Portfolio                       _______% Federated High Income                  _______% Pioneer Fund VCT
_______% Equity Portfolio                                   Bond Fund II                                    Portfolio
_______% Fixed Income Portfolio                   _______% Federated International                _______% Pioneer Equity-Income
_______% Government Securities Portfolio                    Equity Fund II                                  VCT Portfolio
_______% Money Market Portfolio                   _______% Federated Utility Fund II              _______% Pioneer Europe VCT
_______% Focus 20 Portfolio                       _______% Federated International Small                    Portfolio
_______% High Yield Portfolio                               Company Fund II
                                                                                                  STRONG OPPORTUNITY
THE ALGER AMERICAN FUND                           SELIGMAN PORTFOLIOS, INC.                       FUND II, INC.
_______% Alger American Growth Portfolio          _______% Seligman Communications                _______% Opportunity Fund II
_______% Alger American Leveraged                           and Information Portfolio
          AllCap Portfolio                        _______% Seligman Global Technology             STRONG VARIABLE
_______% Alger American MidCap Growth                       Portfolio                             INSURANCE FUNDS INC.
          Portfolio                                                                               _______% Strong MidCap Growth
_______% Alger American Portfolio Small            INVESCO VARIABLE INVESTMENT                              Fund II
          Captialization Portfolio                 FUNDS, INC.
                                                  _______% INVESCO VIF-High Yield Fund            VAN ECK WORLDWIDE
AMERICAN CENTURY VARIABLE                         _______% INVESCO VIF-Equity                     INSURANCE TRUST
PORTFOLIOS, INC.                                            Income Fund                           _______% Worldwide Bond Fund
_______% VP Income & Growth Fund                  _______% INVESCO VIF-Financial                  _______% Worldwide Emerging
_______% VP International Fund                              Service Fund                                    Markets Fund
_______% VP Value Fund                            _______% INVESCO VIF-Health                     _______% Worldwide Hard Assets
                                                            Sciences Fund                                   Fund
BERGER INSTITUTIONAL PRODUCTS                     _______% INVESCO VIF-Real Estate                _______% Worldwide Real Estate
TRUST                                                       Opportunity Fund                                Fund
_______% Berger IPT-Growth Fund                   _______% INVESCO VIF-Technology Fund
_______% Berger IPT- Large Cap                    _______% INVESCO VIF-Telecom-                   RYDEX VARIABLE TRUST
          Growth Fund                                       munications Fund                      _______% OTC Fund
_______% Berger IPT-Small Company                                                                 _______% NOVA Fund
          Growth Fund                              JANUS ASPEN SERIES                             _______% U.S. Government Money
_______% Berger/BIAM IPT-International            _______% Aggressive Growth Portfolio                      Market Fund
          Fund                                    _______% Growth Portfolio
_______% Berger IPT-New Generation                _______% Worldwide Growth Portfolio             The following accounts are not
          Fund                                                                                    available on all products.
                                                  LAZARD RETIREMENT SERIES, INC.
DREYFUS FUNDS                                     _______% Lazard Retirement Equity               MARKET VALUE ADJUSTMENT
_______% Disciplined Stock Portfolio                        Portfolio                             ACCOUNTS
_______% International Value Portfolio            _______% Lazard Retirement Small               (Indicate percentage and period for
_______% Dreyfus Stock Index Fund                           Cap Portfolio                         each selection.)
_______% Dreyfus Socially                                                                         _______% 1 Year
          Responsible Growth Fund, Inc.           LORD ABBETT SERIES FUND, INC.                   _______% 3 Years
                                                  _______% Growth & Income Portfolio              _______% 5 Years
FIRST AMERICAN ASSET
MANAGEMENT                                        NEUBERGER & BERMAN                              GENERAL ACCOUNT
_______% First American Large Cap                 ADVISORS MANAGEMENT TRUST                       _______% Fixed Interest Account
          Growth Portfolio                        _______% Limited Maturity Bond Portfolio
_______% First American Mid Cap                   _______% Partners Portfolio
          Growth Portfolio                        _______% Neuberger Berman Midcap
                                                            Growth Fund
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13.  ANNUITANT AND OWNER STATEMENT
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If this annuity is purchased through a financial institution, I understand that
I am purchasing a variable annuity product and that: (a) past performance is not a guarantee of future results; (b) variable annuity products are not insured by the Federal Deposit Insurance Corporation; (c) they are not guaranteed by the bank; d) they are subject to investment rules, including possible loss of principal investment; and (e) early withdrawals from an annuity may be subject to surrender charges, taxation as ordinary income, and an additional non-deductible excise tax.

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All statements made in this application (including all pages) are true and I agree to all terms and conditions as stated herein. I also agree that this application may become a part of my annuity contract. I further verify my understanding that all payments and values provided by the contract, when based on investment experience of the variable account, are variable and not guaranteed as to dollar amount. I acknowledge receipt of a current prospectus. The variable annuity applied for is not unsuitable for my investment objective, financial situation and needs. Under penalty of perjury, I certify that the social security or taxpayer identification number is correct as it appears in this application.

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Signed at______________________________ this _______ day of ________________ in the year of
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                    (City and State)

X ___________________________________________                     X __________________________________________
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   Signature of Annuitant                                            Signature of Joint Annuitant
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X ___________________________________________                     X __________________________________________
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   Signature of Owner                                                Signature of Joint Owner

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Check here if You would prefer to receive Your annual prospectus electronically.
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14.  REGISTERED REPRESENTATIVE CERTIFICATION
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Will the proposed contract replace any existing annuity or insurance contract?        Yes      No
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If yes, replacement requirements must be followed.

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I certify that I have asked all the questions in the application and correctly recorded the answers of the proposed Owner/Annuitant. I have presented to the Company all the pertinent facts, and I know nothing unfavorable about the proposed Owner/Annuitant that is not stated in this application.

Signed at______________________________ this _______ day of ________________ in the year of ___________.
                    (City and State)

X                                                                 X
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   Signature of Registered Representative                            Signature of Registered Representative

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   Printed Name                                                      Printed Name


  Conseco Variable Representative's #:                              Conseco Variable Representative's #:
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   Phone #:                                                          Phone #:

                                           Trail Option (circle one): 1 2 3 4 5 6

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